[Front Cover]
VANGUARD(R)OHIO TAX-EXEMPT FUNDS
ANNUAL REPORT
November 30, 2002

                                                                   Vanguard Ohio
                                                                Tax-Exempt Money
                                                                     Market Fund

                                                                   Vanguard Ohio
                                                                       Long-Term
                                                                 Tax-Exempt Fund

                                                                          [LOGO]
                                                          THE VANGUARD GROUP (R)

EARNING YOUR TRUST EVERY DAY
The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.
     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.
     Vanguard is a name that should stand out. Why?
     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.
     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.
     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


[PICTURE OF JOHN J. BRENNAN]
/S/ JOHN J. BRENNAN
--John J. Brennan
Chairman and Chief Executive Officer
================================================================================
Summary
* During the 2002 fiscal year, the Vanguard Ohio Tax-Exempt Funds earned solid total returns that topped those of their average peers.
* Yields of municipal bonds declined less than those of U.S. Treasury securities during the period, with munis providing higher after-tax yields than Treasuries at fiscal year-end.
* With the bear market in stocks well into its third year, bonds continued to provide a safe haven for investors.
================================================================================
CONTENTS

1 Letter from the Chairman
6 Report from the Adviser
9 Fund Profiles
10 Glossary of Investment Terms
11 Performance Summaries
13 Results of Proxy Voting
14 Financial Statements
================================================================================

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN

Dear Shareholder,

The fiscal year ended November 30, 2002, was a period of economic uncertainty, continued disappointment in the stock market, and falling interest rates. In this environment, bonds provided solid returns. Vanguard(R) Ohio Long-Term Tax-Exempt Fund earned a total return of 6.7%, which was well above the gain of the average competing fund and topped the return of the broad municipal bond market. Vanguard(R) Ohio Tax-Exempt Money Market Fund also outperformed its average peer.
     The table at left shows the total returns (capital change plus reinvested distributions) for the funds and their average peer mutual funds. For the Long-Term Tax-Exempt Fund, we also include the returns of two unmanaged measures of the municipal bond market: the Lehman Brothers Municipal Bond Index, a proxy for the overall market, and the Lehman 10 Year Municipal Bond Index, a good comparison for the fund.
--------------------------------------------------------------------------------
2002 TOTAL RETURNS                                             FISCAL YEAR ENDED
                                                                     November 30
--------------------------------------------------------------------------------
VANGUARD OHIO TAX-EXEMPT MONEY MARKET FUND                                  1.4%
(SEC 7-Day Annualized Yield: 1.16%)
Average Ohio Tax-Exempt Money Market Fund*                                  1.0
--------------------------------------------------------------------------------
VANGUARD OHIO LONG-TERM TAX-EXEMPT FUND                                     6.7%
Average Ohio Municipal Debt Fund*                                           4.7
Lehman 10 Year Municipal Bond Index                                         6.7
Lehman Municipal Bond Index                                                 6.3
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The Long-Term Tax-Exempt Fund had a capital return of 1.8% during the fiscal year; a 4.9% income return provided the rest of the fund's total return. The Tax-Exempt Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed. The components of the funds' total returns are presented in the table on page 5.
     Reflecting the fall in interest rates, the funds' yields were lower at the fiscal year-end than at the start of the period. The yield of the Long-Term Tax-Exempt Fund fell 37 basis points (0.37 percentage point) to 3.75%. The yield of the Tax-Exempt Money Market Fund fell 48 basis points to 1.16%.
     For Ohio residents, income from our funds is exempt from federal and state income taxes, though it may be subject to local taxes and to the alternative minimum tax. For taxpayers in the highest federal tax bracket (38.6%), the taxable equivalent yields at fiscal year-end were 6.11% for the Long-Term Tax-Exempt Fund and 1.89% for the Tax-Exempt Money Market Fund. Factoring in the tax

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advantage, the yields of our funds were higher than those of the equivalent U.S.
Treasury investments for anyone in the 27.0% tax bracket or higher.

     STOCKS TOOK A BUMPY FALL, THE ECONOMY STAGGERED FORWARD, AND BONDS THRIVED During the past fiscal year, stock prices declined in exceptionally volatile fashion. After a weak start, U.S. stocks plummeted during the summer, buffeted by declining corporate profits and a rash of scandals at high-profile companies. As the year ended, however, the broad market rebounded sharply. For the full 12 months, U.S. stocks, as represented by the Wilshire 5000 Total Market Index, returned -14.7%. Small stocks outpaced large stocks, and value stocks--those with low prices relative to measures such as earnings and book value--outperformed the stocks of higher-priced, faster-growing companies, patterns that have persisted throughout the stock market's long downturn. The story was much the same overseas, where weak profits and investor apprehension pushed stock prices lower.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    Average Annual Total Returns
                                                 Periods Ended November 30, 2002
                                                --------------------------------
                                                One          Three         Five
                                               Year          Years        Years
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     7.3%           9.2%         7.3%
 (Broad taxable market)
Lehman Municipal Bond Index                     6.3            7.7          5.9
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                       1.8            4.0          4.4
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)               -16.1%         -10.8%         1.0%
Russell 2000 Index (Small-caps)               -10.6           -2.3          0.1
Wilshire 5000 Index (Entire market)           -14.7          -10.6          0.6
MSCI All Country World Index Free
 ex USA (International)                       -10.7          -12.9         -1.8
================================================================================
CPI
Consumer Price Index                            2.2%           2.5%         2.3%
================================================================================

     The U.S. economy was a mix of ups and downs, but the trend was generally upward. Consumers spent freely, and the housing market was strong, fueling growth in the nation's economic output. But industry struggled. The manufacturing sector seemed unable to claw its way out of recession, and anemic business investment pinched profits in key technology industries.
     The Federal Reserve Board responded to the mixed economic signals with two cuts in short-term interest rates, totaling 75 basis points. At the end of November, the target federal funds rate stood at 1.25%, its lowest level in four decades. The cuts in short-term rates echoed throughout the fixed income market. The yield of the 10-year U.S. Treasury note tumbled from 4.75% on November 30, 2001, to 4.21% on November 30, 2002. When interest rates fall, bond prices rise, and for the year, the Lehman Aggregate Bond Index returned 7.3%. Government bonds did better than corporate bonds, as investors put a high premium on safety in the unsettled environment.

     Just as Treasury yields declined, so did yields of municipal bonds. During the past 12 months, the yield of a high-quality 30-year muni fell a slight 5 basis points to 5.01%, the yield of the 10-year muni declined 33 basis points to 3.87%, and the 3-month muni's yield dropped 50 basis points to 1.20%. However, the declines overall were not as steep as they were for Treasury securities, causing the yield gap between munis and Treasuries to shrink.

THE MUNICIPAL BOND TAX ADVANTAGE
The shrinking yield gap caused a rare event: By fiscal year-end, yields of munis and Treasuries were almost identical, at least at the two extremes of the maturity spectrum. This meant that some munis would provide a higher yield for an investor in any tax bracket after factoring in their tax advantage. (The table at right illustrates this advantage for the highest federal tax bracket.) It's unlikely that municipal yields will remain so attractive relative to Treasuries. Of course, it must be said that no other security approaches the credit quality of a Treasury.
     At other maturity levels, the gap between yields was more substantial. Nevertheless, as of November 30, anyone in a tax bracket of 27.0% or higher would have received greater after-tax income by investing in munis rather than Treasuries. For example, the 10-year muni's yield of 3.87% was equal to a taxable equivalent yield of 5.30% for an investor in the 27.0% tax bracket and 6.30% for one in the 38.6% bracket.

--------------------------------------------------------------------------------
COMPARISON OF INCOME                                  From Hypothetical $100,000
                                                    Investments: Based on Yields
                                                         as of November 30, 2002
                                             -----------------------------------
                                             Short-Term               Long-Term
--------------------------------------------------------------------------------
Taxable gross income                         $1,200                     $ 5,000
Less taxes (38.6%)                             (463)                     (1,930)
Net after-tax income                          $ 737                      $3,070
--------------------------------------------------------------------------------
Tax-exempt income                            $1,200                     $ 5,000
--------------------------------------------------------------------------------
TAX-EXEMPT INCOME
 ADVANTAGE                                    $ 463                      $1,930
--------------------------------------------------------------------------------
Percentage advantage                            63%                          63%
--------------------------------------------------------------------------------
This illustration assumes current yields (as of November 30, 2002) of 5.0% for 30-year U.S. Treasury bonds, 1.2% for U.S. Treasury bills, 5.0% for 30-year municipals, and 1.2% for 3-month municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 38.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.


ADVISER'S SKILL AND FUND'S LOW COSTS LED TO SOLID SHOWING
With a 6.7% return, the Long-Term Tax-Exempt Fund outpaced the average competing fund by a wide margin of 2.0 percentage points in the fiscal year. The Tax-Exempt Money Market Fund, returning 1.4%, led its average peer by 0.4 percentage point. As usual, we can credit our strong performance to the skills of the fund's investment adviser--Vanguard's Fixed Income Group--and to our low costs.

     With yields so low, costs mattered even more in the period. For example, some money market funds, both taxable and tax-exempt, struggled to maintain a $1 share price because their expense ratios (annual operating expenses as a percentage of average net assets) were higher than their yields. The expense ratio of the Long-Term Tax-Exempt Fund was 0.14% in fiscal 2002, a small fraction of the 1.16% average for its peer group. Similarly, the Tax-Exempt Money Market Fund's expense ratio of 0.17% was less than one-third of the 0.62% charged by its average peer.
     Even when yields are high, costs are a drag on performance. A high-cost fund needs to generate a higher gross return than a low-cost fund to achieve the same net return. And to get that higher gross return, a fixed income fund may have to take on greater credit risk or extend its average maturity, which magnifies the risk that rising interest rates will push the share price down. For more details on the municipal bond market and the fund, please see the Report from the Adviser that begins on page 6.

OUR ADVANTAGE HOLDS OVER THE LONG RUN
A one-year interval is a short period in which to judge a fund's performance. A ten-year period offers a much better assessment.
     The table below shows the annualized returns of our funds over the last decade compared with those of their average peers. It also shows the final value of a hypothetical $10,000 investment made in each at the start of the period. Over the ten years, the Long-Term Tax-Exempt Fund generated $1,628 more than its average peer--the difference alone is about 16% of the initial investment. The Tax-Exempt Money Market Fund returned $394 more than its typical competitor.
     One advantage of our low costs is that our funds can--and do--invest in higher-quality securities than many of their peers and still provide competitive returns. This quality difference has been rewarded in recent years, as higher-quality securities have fared better than their lower-rated counterparts. We believe this advantage will continue for the foreseeable future, especially as state and local governments struggle to deal with the lower tax revenues that have resulted from the economic slowdown. However, there will be periods

--------------------------------------------------------------------------------
TOTAL RETURNS                                  Ten Years Ended November 30, 2002
                   -------------------------------------------------------------
                         Average Annual              Final Value of a $10,000
                          Total Return                     Initial Investment
                   -----------------------      --------------------------------
                                   Average                  Average
Ohio               Vanguard      Competing      Vanguard  Competing     Vanguard
Tax-Exempt Fund        Fund           Fund          Fund       Fund    Advantage
--------------------------------------------------------------------------------
Money Market            3.0%          2.7%      $13,494    $13,100        $ 394
Long-Term               6.5           5.5        18,787     17,159        1,628
--------------------------------------------------------------------------------
when lower-quality securities outperform higher-rated credits. In such an environment, our funds may lag their average peers.
     It's important to note, too, that the Long-Term Tax-Exempt Fund is subject to interest rate risk--the chance that rising interest rates will cause bond prices, and hence the fund's share price, to fall. And that risk is notably higher today than it was two years ago, before rates began their sharp decline to the current low levels. Investors simply need to be alert to this risk and to maintain reasonable expectations for future returns.

BONDS PLAY A KEY ROLE IN A DIVERSIFIED PORTFOLIO
Bonds once again proved their value in fiscal 2002, serving as a counterweight to the greater volatility and negative returns of the stock market. But bonds are not risk-free. With their recent strong performance, some investors have forgotten that bonds have down markets, too.
     No matter the environment, however, our advice remains the same: Hold a low-cost, diversified portfolio of stocks, bonds, and short-term investments in allocations appropriate for your objectives, time horizon, and risk tolerance. While you can't control the direction of the financial markets, you can control your asset allocation and the costs of managing your investments. Diversification gives you the fortitude to stay the course and ignore the distractions of short-term fluctuations. Low costs ensure that you keep more of the markets' long-term rewards.

     Thank you for entrusting your hard-earned dollars to us.


Sincerely,
John J. Brennan
Chairman and Chief Executive Officer
December 19, 2002



--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE          November 30, 2001-November 30, 2002

                                                         Distributions Per Share
                                                        ------------------------
                                Starting         Ending       Income     Capital
Vanguard Fund                Share Price    Share Price    Dividends       Gains
--------------------------------------------------------------------------------

OHIO TAX-EXEMPT MONEY MARKET      $ 1.00         $ 1.00       $0.014      $0.000
OHIO LONG-TERM TAX-EXEMPT          11.96          12.14        0.564       0.037
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT FROM THE ADVISER

During the 12 months ended November 30, 2002, Vanguard Ohio Long-Term Tax-Exempt Fund and Vanguard Ohio Tax-Exempt Money Market Fund provided total returns that topped the average results of their peer mutual funds. Falling interest rates, however, resulted in yields for our funds that were lower than they were a year ago.

THE INVESTMENT ENVIRONMENT
Economic growth was positive, though weak, during the fiscal year. Figures for real (inflation-adjusted) gross domestic product released during the past three quarters indicate that the 2001 recession is truly behind us. However, the relatively subdued rebound in growth means that the recovery may take longer than many market participants had anticipated.
     In addition, the true strength of the recovery remains far from clear. Consumers are still carrying the economy on their backs, and the housing market remains a bright spot. But the wave of mortgage refinancing and low- or no-cost automobile financing, both of which seem to have contributed to the spending stamina of Americans, may not be able to stimulate the economy indefinitely. The vicious bear market in stocks has dented the confidence of consumers, as have the rise in unemployment, concerns over corporate ethics, and the threat of war with Iraq.
     Inflation, at least, was not a threat during the 12 months. The Consumer Price Index rose 2.2% in the period. Excluding food and energy prices, the index was up just 2.0%.
     Given the continuing economic weakness, the Federal Reserve Board is clearly in no hurry to increase short-term interest rates. In fact, just before the close of the fiscal year, the Fed's Open Market Committee reduced its target federal funds rate by 50 basis points (0.50 percentage point) to 1.25%. Even before the Fed's early November cut, rates were at their lowest point in a generation.

THE PERFORMANCE OF MUNICIPAL BONDS WAS MIXED
During the fiscal year, shorter-term municipal bonds kept pace with their U.S. Treasury counterparts, but longer-term municipal bonds underperformed comparable Treasuries. Remarkably, on November 30, a top-rated 30-year municipal bond offered a yield that was almost identical to that of a comparable Treasury

================================================================================
INVESTMENT PHILOSOPHY

The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and Ohio income taxes by investing in high-quality securities issued by Ohio state, county, and municipal governments.
--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------
MUNICIPAL BOND YIELDS (AAA-Rated General-Obligation Issues)
                                                                          Change
Maturity            Nov. 30, 2002              Nov. 30, 2001      (basis points)
--------------------------------------------------------------------------------
2 years                      1.70%                      2.35%               -65
5 years                      2.75                       3.40                -65
10 years                     3.87                       4.20                -33
30 years                     5.01                       5.06                 -5
--------------------------------------------------------------------------------
Source: The Vanguard Group.

bond; this means that the market was, essentially, placing no value on the municipal bond's exemption from most income taxes. Prices of municipal bonds rallied as interest rates fell, but the difference between the yields of short- and long-term municipal securities was not as large as the difference between the yields of short- and long-term Treasuries.
     Though municipal bonds generally performed well during the fiscal year, their issuers had a tough 12 months. A fall in revenues--tax receipts on income, capital gains, and stock options have dropped dramatically--opened large gaps in the budgets of many state and local governments. In fact, many municipalities have chewed through the rainy-day funds that they established during the 1990s. Relief is not imminent, because raising tax rates is politically difficult in the current environment.
     The rapid shift from surplus to shortfall has put many state governments in a very tight spot. To balance revenues with expenses, they have cut expenditures, curtailed previously planned income tax reductions, and securitized tobacco-settlement payments.
     Overall, the supply of municipal debt increased during the fiscal year, putting some pressure on prices. Nationally, the supply of munis increased about 25% from the previous year. In Ohio, the supply dipped about 7%.
     It's important to keep in mind that the rally in fixed income securities over the past year was contained in certain parts of the overall market. In fact, outside of the highest-grade issues, bonds slumped. Corporate bonds--even some issued by high-quality borrowers--were hit hard by the belief that slower economic growth will make it more difficult for companies to meet their debt obligations. Municipal bonds, of course, are not immune to the effects of an economic slowdown and dropping consumer confidence. Revenue-based municipal securities--issues that are repaid with money generated by the projects they finance--are particularly susceptible. However, the higher relative quality of the bonds held by our funds insulates them somewhat from credit concerns.

FOR MANY INVESTORS, MUNICIPAL BONDS MAKE SENSE
Despite the environmental and fiscal challenges, municipal bonds of all maturities continue to offer great value for many investors. In fact, the small difference between the yields of municipal and Treasury securities was notable, given that the income from Treasuries is subject to federal taxes. Five-year municipal notes offered 84% of the yield of comparable Treasury securities; 10-year notes, 92%; and 30-year bonds, 99%.
     Though the relative value of municipal bonds will not always be so high, we believe that low-cost, professionally managed municipal bond funds can play an important role in a balanced portfolio for many investors by providing diversification and a high level of after-tax income.

Ian A. MacKinnon, MANAGING DIRECTOR
Christopher M. Ryon, PRINCIPAL
Pamela Wisehaupt Tynan, PRINCIPAL
John M. Carbone, PRINCIPAL
VANGUARD FIXED INCOME GROUP

December 20, 2002

--------------------------------------------------------------------------------
FUND PROFILES                                            As of November 30, 2002

These Profiles provide snapshots of the funds' characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.

OHIO TAX-EXEMPT MONEY MARKET FUND
----------------------------------------
Financial Attributes
Yield                               1.2%
Average Maturity                 45 days
Average Quality                    MIG-1
Expense Ratio                      0.17%
----------------------------------------

-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% of portfolio)
MIG-1/SP-1+                        61.2%
A-1/P-1                            31.7
AAA/AA                              7.1
A                                   0.0
-----------------------------------------------
Total                             100.0%
-----------------------------------------------


OHIO LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                         Comparative           Broad
                                 Fund         Index*         Index**
--------------------------------------------------------------------
Number of Issues                  250          8,584          45,504
Yield                            3.8%           3.9%            4.0%
Yield to Maturity                3.9%             --              --
Average Coupon                   4.8%           5.3%            5.3%
Average Maturity            7.6 years     10.0 years      13.9 years
Average Quality                   AAA            AA+             AA+
Average Duration            5.9 years      6.9 years       8.0 years
Expense Ratio                   0.14%             --              --
Cash Investments                 0.5%             --              --
--------------------------------------------------------------------


-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% of portfolio)
AAA                                       81.2%
AA                                        15.7
A                                          2.2
BBB                                        0.5
BB                                         0.0
B                                          0.0
Not Rated                                  0.4
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------

----------------------------
INVESTMENT FOCUS
 Credit Quality         High
 Average Maturity       Long
----------------------------

--------------------------------------------------------------------
VOLATILITY MEASURES
                                Comparative                    Broad
                      Fund           Index*       Fund       Index**
--------------------------------------------------------------------
R-Squared             0.96             1.00       0.98          1.00
Beta                  1.08             1.00       1.15          1.00
--------------------------------------------------------------------

-----------------------------------------------
DISTRIBUTION BY MATURITY (% of portfolio)
Under 1 Year                               8.5%
1-5 Years                                 19.0
5-10 Years                                61.1
10-20 Years                                9.5
20-30 Years                                1.2
Over 30 Years                              0.7
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------

                                                            Visit our website at
*Lehman 10 Year Municipal Bond Index.                           www.vanguard.com
**Lehman Municipal Bond Index.           for regularly updated fund information.

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--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage
point,      the     fund's     share     price     would     rise     by     5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to
changes             in            market             interest             rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy
issuers            of            money            market             securities.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12%
when        the        index        rose       or       fell       by       10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce
returns                              to                               investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected
forward              for              the              coming              year.
--------------------------------------------------------------------------------
YIELD  TO  MATURITY.  The  rate of  return  an  investor  would  receive  if the
securities   held   by   a   fund   were   held   to   their   maturity   dates.
--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------
PERFORMANCE SUMMARIES                                    As of November 30, 2002

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the funds. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Ohio Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. For bond funds, both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The annualized yield shown for the money market fund reflects the current earnings of the fund more closely than do the annual returns shown.

OHIO TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                       November 30, 1992-November 30, 2002
[MOUNTAIN CHART]
                    OHIO TAX-EXEMPT     Avg. Ohio Tax-Exempt
   QUARTER ENDED    MONEY MKT. FUND        Money Mkt. Fund*
   199211               10000                   10000
   199302               10062                   10055
   199305               10121                   10110
   199308               10177                   10163
   199311               10238                   10215
   199402               10294                   10266
   199405               10356                   10320
   199408               10420                   10385
   199411               10502                   10456
   199502               10597                   10543
   199505               10703                   10639
   199508               10800                   10733
   199511               10900                   10820
   199602               10996                   10908
   199605               11089                   10990
   199608               11179                   11079
   199611               11273                   11159
   199702               11364                   11241
   199705               11464                   11332
   199708               11564                   11430
   199711               11666                   11518
   199802               11763                   11607
   199805               11866                   11698
   199808               11963                   11792
   199811               12058                   11873
   199902               12144                   11950
   199905               12234                   12030
   199908               12325                   12118
   199911               12425                   12202
   200002               12531                   12297
   200005               12656                   12406
   200008               12783                   12525
   200011               12916                   12638
   200102               13033                   12737
   200105               13146                   12838
   200108               13237                   12920
   200111               13306                   12971
   200202               13353                   12997
   200205               13402                   13036
   200208               13447                   13072
   200211               13494                   13100
--------------------------------------------------------------------------------


                                Average Annual Total Returns
                              Periods Ended November 30, 2002
                            ------------------------------------     Final Value
                                              One   Five     Ten   of a $10,1000
                                             Year  Years   Years      Investment
--------------------------------------------------------------------------------
Ohio Tax-Exempt Money Market Fund           1.41%  2.95%   3.04%         $13,494
Average Ohio Tax-Exempt Money Market Fund*  1.00   2.61    2.74           13,100
--------------------------------------------------------------------------------


--------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) November 30, 1992-November 30, 2002
--------------------------------------------------------------------

                  Ohio Tax-Exempt                     Average
                 Money Market Fund                     Fund*
Fiscal                 Total                           Total
Year                   Return                         Return
--------------------------------------------------------------------
1993                     2.4%                          2.2%
1994                     2.6                           2.4
1995                     3.8                           3.5
1996                     3.4                           3.1
1997                     3.5                           3.2
1998                     3.4%                          3.1%
1999                     3.0                           2.8
2000                     4.0                           3.6
2001                     3.0                           2.6
2002                     1.4                           1.0
-----------------------------------------------
SEC 7-Day Annualized Yield (11/30/2002): 1.16%
--------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended September 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                Ten Years
                                                  One  Five---------------------
                                 Inception Date  Year Years Capital Income Total
--------------------------------------------------------------------------------
OHIO TAX-EXEMPT MONEY MARKET FUND 6/18/1990     1.50% 3.03%   0.00%  3.06% 3.06%
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 27 for dividend information.

--------------------------------------------------------------------------------

OHIO LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                       November 30, 1992-November 30, 2002
[MOUNTAIN CHART]
                   OHIO LONG-TERM     AVG. OHIO       LEHMAN 10-YEAR     LEHMAN
                    TAX-EXEMPT       MUNICIPAL DEBT   MUNICIPAL BOND   MUNICIPAL
 QUARTER ENDED         FUND              FUND             INDEX       BOND INDEX
--------------------------------------------------------------------------------
 199211               10000              10000            10000            10000
 199302               10680              10599            10663            10589
 199305               10747              10658            10645            10642
 199308               11146              11063            11108            11060
 199311               11204              11160            11171            11109
 199402               11247              11189            11232            11176
 199405               11003              10875            11009            10905
 199408               11152              10988            11189            11075
 199411               10499              10433            10672            10525
 199502               11570              11314            11461            11386
 199505               12002              11764            11999            11898
 199508               12059              11793            12263            12057
 199511               12541              12370            12652            12514
 199602               12692              12388            12805            12644
 199605               12454              12157            12566            12442
 199608               12722              12360            12807            12689
 199611               13262              12975            13368            13250
 199702               13330              12967            13486            13340
 199705               13438              13071            13593            13472
 199708               13791              13374            13992            13862
 199711               14097              13784            14311            14200
 199802               14479              14028            14697            14560
 199805               14638              14191            14854            14737
 199808               14985              14419            15192            15061
 199811               15193              14719            15471            15302
 199902               15342              14735            15615            15455
 199905               15247              14691            15539            15425
 199908               14917              14279            15296            15136
 199911               14870              14276            15406            15138
 200002               14936              14147            15383            15133
 200005               15055              14276            15511            15293
 200008               15945              14972            16404            16161
 200011               16178              15230            16585            16376
 200102               16873              15700            17223            17000
 200105               16937              15788            17341            17149
 200108               17667              16327            17986            17809
 200111               17611              16383            17949            17809
 200202               18012              16589            18352            18163
 200205               18152              16668            18479            18265
 200208               18854              17122            19204            18920
 200211               18787              17159            19147            18935
--------------------------------------------------------------------------------


                                 Average Annual Total Returns
                              Periods Ended November 30, 2002
                            ------------------------------------     Final Value
                                              One   Five     Ten   of a $10,1000
                                             Year  Years   Years      Investment
--------------------------------------------------------------------------------
Ohio Long-Term Tax-Exempt Fund              6.68%  5.91%  6.51%          $18,787
Average Ohio Municipal Debt Fund*           4.74   4.48   5.55            17,159
Lehman 10 Year Municipal Bond Index         6.67   6.00   6.71            19,147
Lehman Municipal Bond Index                 6.32   5.93   6.59            18,935
--------------------------------------------------------------------------------

--------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) November 30, 1992-November 30, 2002
--------------------------------------------------------------------
                 OHIO LONG-TERM
                 TAX-EXEMPT FUND                     LEHMAN**
Fiscal       Capital      Income      Capital      Income
Year          Return      Return      Return       Return
---------------------------------------------------------------------
1993           6.3%         5.7%       12.0%        11.7%
1994         -11.2          4.9        -6.3         -4.5
1995          13.1          6.4        19.5         18.6
1996           0.3          5.4         5.7          5.7
1997           0.9          5.4         6.3          7.1
1998           2.6%         5.2%        7.8%         8.1%
1999          -6.9          4.8        -2.1         -0.4
2000           3.2          5.6         8.8          7.7
2001           3.7          5.2         8.9          8.2
2002           1.8          4.9         6.7          6.7
--------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended September 30, 2002
This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
Ten Years
                                                  One  Five---------------------
                                 Inception Date  Year Years Capital Income Total
--------------------------------------------------------------------------------
Ohio Long-Term Tax-Exempt Fund    6/18/1990    10.03% 6.72%   1.59%  5.37% 6.96%
--------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.
**Lehman 10 Year Municipal Bond Index.
Note: See Financial Highlights table on page 28 for dividend and capital gains information.

================================================================================
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

* ELECT TRUSTEES FOR EACH FUND.* The individuals listed in the table below were elected as trustees for each fund. All trustees except Mr. Gupta served as trustees to the funds prior to the shareholder meeting.

--------------------------------------------------------------------------------
                                                                      PERCENTAGE
TRUSTEE                                  FOR         WITHHELD                FOR
--------------------------------------------------------------------------------
John J. Brennan                  703,628,749       12,219,080              98.3%
Charles D. Ellis                 701,582,888       14,264,940              98.0
Rajiv L. Gupta                   702,121,467       13,726,361              98.1
JoAnn Heffernan Heisen           703,152,866       12,694,962              98.2
Burton G. Malkiel                702,819,838       13,027,990              98.2
Alfred M. Rankin, Jr.            703,885,257       11,962,571              98.3
J. Lawrence Wilson               703,209,689       12,638,139              98.2
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.


* CHANGE EACH FUND'S POLICY ON INVESTING IN OTHER MUTUAL FUNDS. This change enables each fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the funds to achieve greater diversification and to earn modestly higher returns on their cash reserves. The funds will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------------------------
                                                                         BROKER        PERCENTAGE
VANGUARD FUND                FOR         AGAINST         ABSTAIN      NON-VOTES               FOR
--------------------------------------------------------------------------------------------------
OHIO TAX-EXEMPT
 MONEY MARKET        333,930,197      28,547,519      13,952,775        609,765              88.6%
OHIO LONG-TERM
 TAX-EXEMPT          269,703,871      26,543,487       8,825,587     33,734,628              79.6
--------------------------------------------------------------------------------------------------


* Change each fund's policy on borrowing money. This change enables each fund to manage cash flows more efficiently and minimize administrative expenses.

--------------------------------------------------------------------------------------------------
                                                                         BROKER        PERCENTAGE
VANGUARD FUND                FOR         AGAINST         ABSTAIN      NON-VOTES               FOR
--------------------------------------------------------------------------------------------------
OHIO TAX-EXEMPT
 MONEY MARKET        333,636,929      27,137,320      15,656,242        609,765              88.5%
OHIO LONG-TERM
 TAX-EXEMPT          265,728,840      28,221,179      11,122,925     33,734,628              78.4
--------------------------------------------------------------------------------------------------

Note: Vote tabulations are rounded to the nearest whole number.

================================================================================
FINANCIAL STATEMENTS                                     AS OF NOVEMBER 30, 2002

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

                                                                                                             Face    Market
                                                                                       Maturity            Amount    Value*
OHIO TAX-EXEMPT MONEY MARKET FUND                                             Coupon       Date              (000)     (000)
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.2%)
----------------------------------------------------------------------------------------------------------------------------
Bowling Green OH BAN                                                           2.75%  6/12/2003           $ 4,445   $ 4,469
Bowling Green OH BAN                                                           2.25%   9/4/2003             5,500     5,533
Butler County OH BAN                                                           1.81%  3/13/2003             5,875     5,879
Butler County OH BAN                                                           2.10%  9/24/2003            10,375    10,422
Butler County OH BAN                                                           2.25% 10/16/2003             5,745     5,782
Butler County OH Hosp. Fac. Rev.(Middletown Regional Hosp.)VRDO                1.18%  12/6/2002LOC          5,490     5,490
Butler County OH Transp. Improvement Dist. Rev. TOB VRDO                       1.22%  12/6/2002(4)+         5,120     5,120
Cincinnati OH BAN                                                              2.50% 11/12/2003             6,100     6,150
Cleveland OH Airport System Rev. VRDO                                          1.10%  12/6/2002(4)         27,900    27,900
Cleveland OH Water Works Rev. TOB VRDO                                         1.22%  12/6/2002(4)+         7,190     7,190
Clinton County OH Hosp. Rev. (Memorial Hosp.) VRDO                             1.19%  12/6/2002LOC         25,000    25,000
Columbus OH GO                                                                 4.00%   1/1/2003             4,310     4,318
Columbus OH GO VRDO                                                            1.00%  12/6/2002               600       600
Columbus OH Sewer VRDO                                                         1.10%  12/6/2002             3,100     3,100
Cuyahoga County OH Econ. Dev. (Cleveland Orchestra)VRDO                        1.30%  12/2/2002LOC         14,120    14,120
Cuyahoga County OH Hosp. Rev. (Cleveland Clinic Foundation)VRDO                1.15%  12/6/2002LOC          1,600     1,600
Cuyahoga County OH Hosp. Rev. (Cleveland Clinic Foundation)VRDO                1.20%  12/6/2002(2)          4,015     4,015
Cuyahoga County OH Hosp. Rev. (Cleveland Clinic Foundation)VRDO                1.25%  12/6/2002             9,800     9,800
Cuyahoga County OH Hosp. Rev. (Cleveland Clinic Foundation)VRDO                1.25%  12/6/2002             3,300     3,300
Cuyahoga County OH Hosp. Rev. (Univ. Health Systems, Inc.)VRDO                 1.15%  12/6/2002(2)         26,545    26,545
Fairfield County OH BAN                                                        2.25%  4/15/2003             4,175     4,187
Fairfield County OH BAN                                                        2.25%  5/21/2003             3,285     3,295

                                                                                                             Face    Market
                                                                                       Maturity            Amount    Value*
                                                                              Coupon       Date              (000)     (000)
----------------------------------------------------------------------------------------------------------------------------
Fairfield County OH BAN                                                        2.50%  5/21/2003           $ 2,165   $ 2,170
Franklin County OH Hosp. Rev. (U.S. Health Corp.)VRDO                          1.15%  12/5/2002LOC         17,940    17,940
Granville Village OH School Dist. BAN                                          2.70%   5/1/2003             5,000     5,012
Hamilton County OH Hosp. Fac. Rev
 (Health Alliance of Greater Cincinnati)VRDO                                   1.15%  12/6/2002(1)          7,876     7,876
Hamilton County OH Hosp. Fac. Rev
 (Health Alliance of Greater Cincinnati)VRDO                                   1.17%  12/6/2002(1)          3,900     3,900
Hamilton OH Electric System Rev.VRDO                                           1.15%  12/6/2002(4)         10,000    10,000
Kent State Univ. OH VRDO                                                       1.20%  12/6/2002(1)         11,100    11,100
Lebanon OH BAN                                                                 2.50%  10/29/2003            3,250     3,273
Lebanon OH City School Dist. BAN                                               1.77%  8/13/2003             2,000     2,004
Licking County OH Joint Vocational School Dist. BAN                            2.10%  3/18/2003            13,000    13,025
Lorain County OH Hosp. Fac. Rev.(Catholic Healthcare Partners) CP              1.50%   4/8/2003            19,600    19,600
Mason OH City School Dist. BAN                                                 2.00%  2/13/2003             5,500     5,505
Montgomery County OH Rev.(Catholic Health Initiatives)VRDO                     1.20%  12/6/2002            11,250    11,250
Morley Library (Lake County Dist.) OH BAN                                      2.50%  12/6/2002            11,591    11,592
Ohio Air Quality Dev. Auth.(Cincinnati Gas & Electric Co.)VRDO                 1.25%  12/2/2002LOC         10,325    10,325
Ohio Air Quality Dev. Auth.(Cincinnati Gas & Electric Co.)VRDO                 1.30%  12/2/2002LOC         11,300    11,300
Ohio Air Quality Dev. Auth. (Timken Co.)VRDO                                   1.15%  12/6/2002LOC          2,100     2,100
Ohio Air Quality Dev. Auth. (Timken Co.)VRDO                                   1.20%  12/6/2002LOC          3,000     3,000
Ohio Building Auth. Eagle Trust
 (Adult Correctional Building Fund) TOB VRDO                                   1.25%  12/6/2002+            7,920     7,920
Ohio Building Auth. Rev. TOB VRDO                                              1.24%  12/6/2002(1)+         5,358     5,358
Ohio GO TOB VRDO                                                               1.21%  12/6/2002+            3,495     3,495
Ohio GO TOB VRDO                                                               1.22%  12/6/2002(2O)+        6,960     6,960
Ohio GO TOB VRDO                                                               1.22%  12/6/2002(2)+        11,670    11,670
Ohio GO TOB VRDO                                                               1.24%  12/6/2002(4)+         2,955     2,955
Ohio GO VRDO                                                                  1.125%  12/6/2002             5,200     5,200
Ohio Higher Educ. Eagle Trust GO TOB VRDO                                      1.25%  12/6/2002+           20,705    20,705
Ohio Higher Educ. Fac. Comm. Rev.(Case Western Reserve Univ.) CP               1.50%  12/19/2002           15,000    15,000
Ohio Higher Educ. Fac. Comm. Rev. (Case Western Reserve Univ.) CP              1.35%  2/12/2003             8,000     8,000
Ohio Higher Educ. Fac. Comm. Rev.(Case Western Reserve Univ.) CP               1.40%  2/13/2003             4,000     4,000
Ohio Higher Educ. Fac. Comm. Rev.(Case Western Reserve Univ.)VRDO              1.30%  12/2/2002             4,000     4,000
Ohio Higher Educ. Fac. Comm. Rev.(Case Western Reserve Univ.)VRDO              1.15%  12/6/2002             1,700     1,700
Ohio Higher Educ. Fac. Comm. Rev. (John Carroll Univ.)VRDO                     1.25%  12/6/2002LOC          4,600     4,600
Ohio Higher Educ. Fac. Comm. Rev. (Kenyon College)VRDO                         1.20%  12/6/2002             5,000     5,000
Ohio Higher Educ. Fac. Comm. Rev.(Mount Union College)VRDO                     1.25%  12/6/2002LOC          1,385     1,385
Ohio Higher Educ. Fac. Comm. Rev. (Pooled Financing)VRDO                       1.15%  12/6/2002LOC          3,980     3,980
Ohio Higher Educ. Fac. Comm. Rev. (Xavier Univ.)VRDO                           1.25%  12/6/2002LOC          3,900     3,900
Ohio Higher Educ. GO TOB VRDO                                                  1.24%  2/3/2003+            17,570    17,570
Ohio Housing Finance Agency Mortgage Rev.Residential TOB VRDO                  1.27%  12/6/2002+            9,485     9,485

                                                                                                             Face    Market
                                                                                       Maturity            Amount    Value*
OHIO TAX-EXEMPT MONEY MARKET FUND                                            Coupon        Date              (000)     (000)
----------------------------------------------------------------------------------------------------------------------------
Ohio Housing Finance Agency Mortgage Rev.Residential TOB VRDO                  1.27%  12/6/2002+          $ 5,170   $ 5,170
Ohio Housing Finance Agency Mortgage Rev.VRDO                                  1.20%  12/6/2002             3,600     3,600
Ohio Housing Finance Agency Mortgage Rev.VRDO                                  1.35%  12/6/2002            11,000    11,000
Ohio Housing Finance Agency Mortgage Rev.VRDO                                  1.35%  12/6/2002             2,000     2,000
Ohio Major New State Infrastructure Project Rev                                2.50%  6/15/2003            11,375    11,439
Ohio PCR (Sohio Air British Petroleum Co.) VRDO                                1.20%  12/2/2002             3,400     3,400
Ohio Public Fac. Comm. Higher Educ. Capital Fac                                4.50%  12/2/2002             3,500     3,500
Ohio Public Fac. Comm. Higher Educ. Capital Fac. TOB VRDO                      1.22%  12/6/2002+            6,510     6,510
Ohio School Dist. Cash Flow Borrowing Program COP BAN                          2.27%  6/30/2003            13,241    13,288
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.)VRDO                          1.30%  12/2/2002            30,700    30,700
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.)VRDO                          1.30%  12/2/2002            11,200    11,200
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.)VRDO                          1.30%  12/2/2002               800       800
Ohio State Univ. CP                                                            1.45%  12/6/2002             7,000     7,000
Ohio State Univ. General Receipts Rev                                          3.00%  12/2/2002             5,440     5,440
Ohio State Univ. General Receipts Rev.VRDO                                     1.10%  12/6/2002             8,495     8,495
Ohio State Univ. General Receipts Rev.VRDO                                     1.19%  12/6/2002             2,600     2,600
Ohio State Univ. General Receipts Rev.VRDO                                     1.19%  12/6/2002             3,900     3,900
Ohio State Univ. General Receipts Rev.VRDO                                     1.19%  12/6/2002            13,950    13,950
Ohio Water Dev. Auth. PCR                                                      5.50%  12/2/2002             3,860     3,860
Ohio Water Dev. Auth. PCR (Ohio Edison Co.)VRDO                                1.25%  12/2/2002LOC         11,600    11,600
Ohio Water Dev. Auth. PCR Rev                                                  3.50%   6/1/2003             1,150     1,162
Ohio Water Dev. Auth. PCR TOB VRDO                                             1.21%  12/6/2002(1+         12,483    12,483
Ohio Water Dev. Auth. Rev (Pure Water) VRDO                                   1.125%  12/6/2002(1)         10,000    10,000
Ohio Water Dev. Auth. Rev. (Timken Co.)VRDO                                    1.15%  12/6/2002LOC          2,500     2,500
Ottawa & Glandorf OH Local School BAN                                          2.50%  12/12/2002            3,700     3,701
Rickenbacker OH Port Auth. Econ. Dev. Rev.(YMCA of Central Ohio) VRDO          1.15%  12/6/2002LOC         10,500    10,500
Shaker Heights OH(Shaker Towne Centre Community Dev. Dist.) GO                 2.25%  7/10/2003             3,400     3,414
Summit County OH Rev. (Western Reserve Academy) VRDO                           1.25%  12/6/2002LOC          6,000     6,000
Sylvania OH City School Dist. BAN                                              1.87%  7/31/2003             3,650     3,657
Toledo OH City Services Special Assessment VRDO                                1.20%  12/6/2002LOC          6,000     6,000
Univ. of Cincinnati OH General Receipts BAN                                    3.00%  3/19/2003             9,600     9,627
----------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $706,166)                                                                                                    706,166
----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
----------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                  7,042
Liabilities                                                                                                          (1,632)
                                                                                                              --------------
                                                                                                                      5,410
                                                                                                              --------------
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------
Applicable  to  711,593,055  outstanding  $.001 par value  shares of  beneficial
interest (unlimited authorization)                                                                                 $711,576
============================================================================================================================
NET ASSET VALUE PER SHARE                                                                                             $1.00
============================================================================================================================

*See Note A in Notes to Financial Statements.
+Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2002, the aggregate value of these securities was $122,591,000, representing 17.2% of net assets.

For key to abbreviations and other references, see page 24.

================================================================================
                                                                Amount       Per
                                                                  (000)    Share
--------------------------------------------------------------------------------
AT NOVEMBER 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                               $711,596    $1.00
Undistributed Net Investment Income                                 --       --
Accumulated Net Realized Losses                                    (20)      --
Unrealized Appreciation                                             --       --
--------------------------------------------------------------------------------
NET ASSETS                                                    $711,576    $1.00
================================================================================

                                                                                                             Face    Market
                                                                                       Maturity            Amount    Value*
OHIO LONG-TERM TAX-EXEMPT FUND                                               Coupon        Date              (000)     (000)
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.5%)
----------------------------------------------------------------------------------------------------------------------------
Adams County OH School Dist.GO                                                 5.55%  12/1/2009(1)        $ 1,000   $ 1,099
Akron OH Bath & Copley Joint Township Hosp. Dist. Rev
 (Akron Medical Center)                                                        5.50%   1/1/2008(2)          1,000     1,023
Akron OH Bath & Copley Joint Township Hosp. Dist. Rev
  (Akron Medical Center)                                                      5.375%   1/1/2017(2)          3,000     3,132
Akron OH GO                                                                    5.50%  12/1/2018(1)          1,315     1,406
American Muni. Power Ohio Inc. (Omega JV)                                      5.25%   1/1/2014(2)          2,625     2,796
American Muni. Power Ohio Inc. (Omega JV)                                      5.25%   1/1/2015(2)          2,865     3,035
American Muni. Power Ohio Inc. (Omega JV)                                      5.25%   1/1/2016(2)          1,015     1,068
Amherst OH Exempt Village School Dist.GO                                       5.75%  12/1/2017(3)          1,300     1,432
Amherst OH Exempt Village School Dist.GO                                       5.75%  12/1/2018(3)          1,300     1,426
Athens OH City School Dist.GO                                                  6.65%  12/1/2013(4)            640       783
Athens OH City School Dist.GO                                                  6.65%  12/1/2014(4)            680       834
Athens OH City School Dist.GO                                                  6.65%  12/1/2015(4)            725       893
Athens OH City School Dist.GO                                                  6.65%  12/1/2016(4)            770       949
Aurora County OH School Dist.GO                                                5.80%  12/1/2016(3)          3,000     3,288
Avon Lake OH Refunding & Improvement GO                                        5.50%  12/1/2014(2)          1,245     1,366
Bowling Green State Univ. OH General Receipts Rev                              5.75%   6/1/2012(3)            750       845
Bowling Green State Univ. OH General Receipts Rev                              5.75%   6/1/2013(3)          2,250     2,507
Bowling Green State Univ. OH General Receipts Rev                              5.75%   6/1/2014(3)          1,190     1,319
Bowling Green State Univ. OH General Receipts Rev                              5.75%   6/1/2015(3)            500       551
Butler County OH GO                                                            5.25%  12/1/2016             1,570     1,681
Butler County OH GO                                                            5.25%  12/1/2017             1,655     1,759
Butler County OH Sewer System Rev                                             5.375%  12/1/2015(3)          1,230     1,316
Butler County OH Transp. Improvement Dist. Rev                                 6.00%   4/1/2011(4)          4,000     4,528
Butler County OH Transp. Improvement Dist. Rev                                 6.00%   4/1/2012(4)          2,320     2,620
Canal Winchester OH Local School Dist.GO                                       6.00%  12/1/2013(3)          1,680     1,957
Canal Winchester OH Local School Dist.GO                                       5.50%  12/1/2017(3)            805       866
Canal Winchester OH Local School Dist.GO                                       5.50%  12/1/2018(3)            950     1,015
Canal Winchester OH Local School Dist.GO                                       5.50%  12/1/2019(3)          1,080     1,148
Canton OH (Water Works System)GO                                               5.75%  12/1/2010(2)          1,000     1,108
Canton OH (Water Works System)GO                                               5.85%  12/1/2015(2)          1,000     1,101
Cincinnati OH City School Dist. Improvement GO                                5.375%  12/1/2015(1)          3,350     3,614
Cincinnati OH Water System Rev                                                 5.50%  12/1/2013             1,380     1,517
Cincinnati OH Water System Rev                                                 5.50%  12/1/2015             2,000     2,171
Clermont County OH Hosp. Fac. Rev.(Mercy Health System)                        5.50%   9/1/2006(2)          2,500     2,621
Cleveland OH Airport System Rev                                                0.00%   1/1/2005(1)          3,975     3,793
Cleveland OH Airport System Rev                                                5.25%   1/1/2012(4)          4,985     5,288
Cleveland OH Airport System Rev                                                5.25%   1/1/2013(4)          5,550     5,826
Cleveland OH Airport System Rev                                                5.25%   1/1/2014(4)          2,705     2,875
Cleveland OH GO                                                               5.375%  9/1/2010(2)           1,000     1,110
Cleveland OH GO                                                                5.50%  12/1/2011(3)          1,340     1,497
Cleveland OH GO                                                               5.375%   9/1/2012(2)          1,000     1,114
Cleveland OH GO                                                                5.50%  12/1/2012(3)          1,415     1,580
Cleveland OH GO                                                                5.60%  12/1/2013(3)          1,600     1,773
Cleveland OH GO                                                                5.50%  12/1/2020(3)          1,135     1,195
Cleveland OH Public Power System Rev                                           5.25% 11/15/2016(1)          5,950     6,362
Cleveland OH School Dist.GO                                                   5.875%  12/2/2002(3(Prere.)   1,500     1,530
Cleveland OH School Dist.GO                                                    0.00%  12/1/2008(3)(ETM)       400       323
Cleveland OH Water Works Rev                                                   5.50%   1/1/2013(1)          3,805     4,251


----------------------------------------------------------------------------------------------------------------------------
                                                                                                             Face    Market
                                                                                       Maturity            Amount    Value*
                                                                              Coupon       Date              (000)     (000)
----------------------------------------------------------------------------------------------------------------------------
Cleveland OH Water Works Rev                                                   5.50%   1/1/2021(1)        $ 6,500   $ 7,013
Cleveland-Cuyahoga County OH Port Auth. Rev.(Rock & Roll Hall of Fame)         5.40%  12/1/2015(2)          2,000     2,166
Cuyahoga County OH (Capital Improvement)GO                                     5.75%  12/1/2012             2,000     2,252
Cuyahoga County OH (Capital Improvement)GO                                     5.75%  12/1/2013             2,000     2,226
Cuyahoga County OH (Capital Improvement)GO                                     5.75%  12/1/2014             2,000     2,219
Cuyahoga County OH (Capital Improvement)GO                                     5.75%  12/1/2015             1,710     1,885
Cuyahoga County OH Hosp. Refunding & Improvement Rev.(Univ. Hosp.)            5.375%  1/15/2009(1)          3,500     3,775
Cuyahoga County OH Hosp. Refunding & Improvement Rev.(Univ. Hosp.)             5.50%  1/15/2019(1)          7,545     8,010
Cuyahoga County OH Hosp. Rev.(Cleveland Clinic Foundation) VRDO                1.15%  12/6/2002LOC          1,500     1,500
Defiance OH Waterworks System GO                                               5.65%  12/1/2018(2)          1,130     1,233
Dublin County OH Variable Purpose GO                                           6.00%  12/1/2015             1,140     1,289
Dublin County OH Variable Purpose GO                                           5.00%  12/1/2020             2,500     2,531
Erie County OH Hosp. Fac. Rev.(Firelands Regional Medical Center)              5.50%  8/15/2022             2,250     2,231
Erie County OH Hosp. Fac. Rev.(Firelands Regional Medical Center)             5.625%  8/15/2032             4,000     3,985
Fairborn OH City School Dist. School Improvement GO                            6.40%  12/1/2015(4)            500       589
Fairborn OH City School Dist. School Improvement GO                            5.50%  12/1/2016(3)          1,840     1,989
Fairborn OH City School Dist. School Improvement GO                           5.375%  12/1/2020(3)          1,200     1,255
Fairfield County OH Hosp. Rev. (Lancaster-Fairfield Hosp.)                    5.375%  6/15/2015(1)          3,000     3,295
Franklin County OH Convention Center Rev                                       0.00%  12/1/2007(1)          4,355     3,725
Franklin County OH GO                                                         5.375%  12/1/2020             4,255     4,527
Gallia County OH Hosp. Rev. (Holzer Medical Center)                           5.125%  10/1/2013(2)          2,000     2,102
Garfield Heights OH City School Dist.School Improvement GO                     5.50% 12/15/2018(1)          1,640     1,757
Greater Cleveland OH Regional Transp. Auth.GO                                  5.60%  12/1/2006(3)(Prere.)  5,505     6,209
Greater Cleveland OH Regional Transp. Auth.GO                                  5.65%  12/1/2006(3)(Prere.)  1,000     1,131
Greater Cleveland OH Regional Transp. Auth.GO                                 5.375%  12/1/2010(3)          1,665     1,831
Greater Cleveland OH Regional Transp. Auth.GO                                 5.375%  12/1/2012(3)          1,500     1,646
Greater Cleveland OH Regional Transp. Auth.GO                                 5.375%  12/1/2013(3)          1,850     2,000
Greene County OH Sewer System Rev                                             5.125%  12/1/2020(1)          2,000     2,038
Hamilton County OH Hosp. Fac. Rev. (Children's Hosp.)                          5.20%  5/15/2009(1)          2,000     2,166
Hamilton County OH Hosp. Fac. Rev. (Children's Hosp.)                         5.375%  5/15/2013(1)          2,235     2,397
Hamilton County OH Hosp. Fac. Rev
 (Health Alliance of Greater Cincinnati)VRDO                                   1.15%  12/6/2002(1)            400       400
Hamilton County OH Sales Tax Rev                                               0.00%  12/1/2028(2)          9,915     2,444
Hamilton County OH Sales Tax Rev.(Hamilton County Football)                    5.50%   6/1/2008(1)(Prere.)    575       650
Hamilton County OH Sales Tax Rev.(Hamilton County Football)                    5.50%  12/1/2013(1)          1,425     1,546
Hamilton County OH Sewer System Rev                                            5.45%  12/1/2009(3)          3,250     3,644
Hamilton County OH Sewer System Rev                                           5.625%  12/1/2013(1)            965     1,066
Hamilton County OH Sewer System Rev                                           5.625%  12/1/2014(1)            755       830
Hamilton County OH Sewer System Rev                                            5.25%  12/1/2015(1)          1,000     1,066
Hamilton County OH Sewer System Rev                                            5.25%  12/1/2018(1)          1,355     1,416
Hamilton County OH Sewer System Rev                                            5.25%  12/1/2019(1)          1,000     1,039
Highland OH Local School Dist. School Improvement GO                           5.75%  12/1/2017(4)          1,510     1,660
Hilliard OH School Dist.GO                                                     5.75%  12/1/2005(3)(Prere.)  2,000     2,250

                                                                              19

----------------------------------------------------------------------------------------------------------------------------
                                                                                                             Face    Market
                                                                                       Maturity            Amount    Value*
 OHIO LONG-TERM TAX-EXEMPT FUND                                               Coupon       Date              (000)     (000)
----------------------------------------------------------------------------------------------------------------------------
Hilliard OH School Dist.GO                                                     0.00%  12/1/2012(3)        $ 3,220   $ 2,083
Hilliard OH School Dist.GO                                                     0.00%  12/1/2013(3)          3,220     1,967
Hilliard OH School Dist.GO                                                     0.00%  12/1/2014(3)          2,720     1,589
Hilliard OH School Dist.GO                                                     0.00%  12/1/2015(3)          3,720     2,041
Hilliard OH School Dist.GO                                                     5.25%  12/1/2016(3)          2,000     2,131
Indian Hill OH Exempt Village School Dist. Hamilton County GO                  5.50%  12/1/2015             1,295     1,409
Lake County OH Hosp. Fac. Rev. (Lake Hosp. System Inc.)                       5.375%  8/15/2015(2)          2,900     3,046
Lake Ohio Local School Dist. Stark County OH GO                                5.55%  12/1/2014(3)          1,000     1,092
Lake Ohio Local School Dist. Stark County OH GO                                5.75%  12/1/2021(3)          1,000     1,081
Lakota OH Local School Dist.(Refunding & Improvement) GO                       5.50%  12/1/2015(3)          1,245     1,394
Lisbon OH School Dist.GO                                                       6.25%  12/1/2017(2)          1,000     1,020
Logan Hocking OH Local School Dist.GO                                          5.50%  12/1/2018(1)          1,675     1,790
Lorain County OH GO                                                            5.50%  12/1/2015(3)          1,000     1,098
Lorain County OH GO                                                            5.50%  12/1/2017(3)          1,000     1,085
Lorain County OH GO                                                            5.50%  12/1/2022(3)          1,500     1,581
Lorain County OH Hosp. Fac. Rev.(Catholic Healthcare Partners)                 6.00%   9/1/2006(1)          1,500     1,685
Lorain County OH Hosp. Fac. Rev.(Catholic Healthcare Partners)                 6.00%   9/1/2008(1)          1,250     1,422
Lorain County OH Hosp. Fac. Rev.(Catholic Healthcare Partners)                5.625%   9/1/2014(1)          3,290     3,513
Lorain County OH Hosp. Fac. Rev.(Catholic Healthcare Partners)                 5.25%  10/1/2033             4,000     3,852
Loveland OH City School Dist.GO                                                5.25%  12/1/2014(1)          1,000     1,065
Lucas County OH Hosp. Rev. (ProMedica Health Care)                             5.75% 11/15/2009(1)          3,000     3,282
Lucas County OH Hosp. Rev. (ProMedica Health Care)                             5.75% 11/15/2014(1)            640       682
Lucas County OH Hosp. Rev. (ProMedica Health Care)                             5.75% 11/15/2014(1)(ETM)     5,360     5,769
Lucas County OH Hosp. Rev. (ProMedica Health Care)                            5.625% 11/15/2015(2)          2,500     2,686
Lucas County OH Hosp. Rev. (ProMedica Health Care)                            5.625% 11/15/2017(2)          2,075     2,243
Mad River OH Local School Dist. GO                                             5.75%  12/1/2016(3)          1,195     1,332
Madison OH Local School Dist. Butler County GO                                 5.75%  12/1/2026(1)            750       796
Mahoning Valley OH Sanitation Dist. Water Rev                                  5.75% 11/15/2018(4)          1,300     1,413
Marion OH City School Dist. GO                                                 6.40%  12/1/2011(4)            650       771
Marion OH City School Dist. GO                                                 6.45%  12/1/2012(4)            695       837
Marion OH City School Dist. GO                                                 6.45%  12/1/2013(4)            370       446
Marion OH City School Dist. GO                                                 6.50%  12/1/2014(4)            285       345
Marion OH GO                                                                   5.40%  12/1/2020(1)          1,000     1,057
Mason OH City School Dist. School Improvement GO                               5.375% 12/1/2014             2,000     2,168
Mason OH City School Dist. School Improvement GO                               5.375% 12/1/2015             4,095     4,408
Middletown OH GO                                                               5.75%  12/1/2019(3)          2,500     2,703
Milford OH Exempt Village School Dist.School Improvement GO                    6.00%  12/1/2016(4)          1,425     1,608
Milford OH Exempt Village School Dist. School Improvement GO                   6.00%  12/1/2017(4)          1,600     1,800
Montgomery County OH GO                                                        5.50%  12/1/2019             1,165     1,227
Montgomery County OH Rev. (Catholic Health Initiative)                         5.50%   9/1/2015             3,270     3,415
New Philadelphia OH School Dist. GO                                            6.25%  12/1/2017(2)          2,300     2,331
Nordonia Hills OH Local School Dist. GO                                        0.00%  12/1/2011(2)          1,200       820
Nordonia Hills OH Local School Dist. GO                                        0.00%  12/1/2012(2)          1,700     1,100
North Olmsted OH GO (Library Improvement)                                      5.50%  12/1/2014(3)          1,215     1,321

20

----------------------------------------------------------------------------------------------------------------------------
                                                                                                             Face    Market
                                                                                       Maturity            Amount    Value*
                                                                              Coupon       Date              (000)     (000)
----------------------------------------------------------------------------------------------------------------------------
North Olmsted OH GO (Library Improvement)                                      5.50%  12/1/2016(3)        $ 1,355   $ 1,458
Northeast Ohio Regional Sewer Dist. Rev                                        5.60% 11/15/2013(2)          1,880     2,046
Northeast Ohio Regional Sewer Dist. Rev                                        5.60% 11/15/2014(2)          1,500     1,620
Oak Hills OH Local School Dist. GO                                             7.20%  12/1/2009(1)          1,625     1,992
Ohio Air Quality Dev. Auth. (Cincinnati Gas & Electric Co.) VRDO               1.25%  12/2/2002LOC          1,000     1,000
Ohio Air Quality Dev. Auth.(Cincinnati Gas & Electric Co.) VRDO                1.30%  12/2/2002LOC          3,300     3,300
Ohio Building Auth. Rev. (Admin. Building Fund)                                5.50%   4/1/2016(4)          1,000     1,083
Ohio Building Auth. Rev. (State Correctional Fac.)                             5.95%  10/1/2004(1)(Prere.)  3,000     3,257
Ohio Building Auth. Rev. (State Correctional Fac.)                             5.50%   4/1/2006(2)(Prere.)  4,965     5,498
Ohio Building Auth. Rev. (State Correctional Fac.)                             5.75%   4/1/2014             2,000     2,211
Ohio Building Auth. Rev. (State Correctional Fac.)                             5.50%  10/1/2014(4)          1,895     2,068
Ohio Building Auth. Rev. (State Fac. Art Building)                             5.50%   4/1/2014             1,585     1,725
Ohio Building Auth. Rev. (State Fac. Art Building)                             5.50%   4/1/2015             1,500     1,626
Ohio Building Auth. Rev.(State Fac. Highway Safety Building Fund)              5.50%  10/1/2017(4)          1,305     1,400
Ohio Building Auth. Rev.(State Fac. Highway Safety Building Fund)              5.50%  10/1/2018(4)          1,380     1,471
Ohio GO                                                                       5.375%   2/1/2015             3,000     3,239
Ohio Higher Educ. Fac. Comm. Rev.(Case Western Reserve Univ.)                  5.50%  10/1/2019             5,000     5,349
Ohio Higher Educ. Fac. Comm. Rev.(Case Western Reserve Univ.)                  6.50%  10/1/2020               250       302
Ohio Higher Educ. Fac. Comm. Rev.(Case Western Reserve Univ.)VRDO              1.30%  12/2/2002             1,300     1,300
Ohio Higher Educ. Fac. Comm. Rev. (Denison Univ.)                              5.50%  11/1/2014             1,000     1,097
Ohio Higher Educ. Fac. Comm. Rev. (John Carroll Univ.)                         5.75%  4/1/2019(1)           4,000     4,360
Ohio Higher Educ. Fac. Comm. Rev. (John Carroll Univ.)                         5.85%  4/1/2020(1)           2,875     3,129
Ohio Higher Educ. Fac. Comm. Rev. (Univ. of Dayton)                            6.75%  12/2/2002(3)(Prere.)  1,000     1,020
Ohio Higher Educ. Fac. Comm. Rev. (Univ. of Dayton)                            6.60%  12/1/2003(3)(Prere.)  2,200     2,358
Ohio Higher Educ. Fac. Comm. Rev. (Univ. of Dayton)                            0.00%  12/1/2006(3)          1,000       895
Ohio Higher Educ. Fac. Comm. Rev. (Univ. of Dayton)                            5.375% 12/1/2013(2)          2,900     3,184
Ohio Higher Educ. Fac. Comm. Rev. (Univ. of Dayton)                            5.375% 12/1/2014(2)          3,055     3,322
Ohio Higher Educ. Fac. Comm. Rev. (Univ. of Dayton)                            5.375% 12/1/2015(2)          3,225     3,490
Ohio Higher Educ. Fac. Comm. Rev. (Univ. of Dayton)                            5.375% 12/1/2016(2)          1,795     1,928
Ohio Higher Educ. Fac. Comm. Rev. (Xavier Univ.)                               6.00%  5/15/2011(1)          2,000     2,260
Ohio Higher Educ. Fac. Comm. Rev. (Xavier Univ.)                               5.30%  5/15/2017(1)          2,200     2,312
Ohio Higher Educ. Fac. Comm. Rev. (Xavier Univ.)                              5.375%  5/15/2022(1)          6,250     6,427
Ohio Housing Finance Agency Rev                                               5.025%   3/1/2021             1,160     1,170
Ohio Housing Finance Agency Rev                                                5.45%   9/1/2031             2,775     2,927
Ohio Housing Finance Agency Rev                                               5.625%   3/1/2032             4,610     4,901
Ohio PCR (General Motors Corp.)                                               5.625%   3/1/2015             3,000     3,065
Ohio PCR (Sohio Air British Petroleum Co.) VRDO                                1.20%  12/2/2002             1,900     1,900
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.) VRDO                         1.30%  12/2/2002             1,400     1,400
Ohio Solid Waste Rev. (Waste Management Inc.) PUT                              4.85%  11/1/2007             2,500     2,482
Ohio State Parks & Recreation Capital Fac. Rev                                 5.50%  12/1/2014               500       543
Ohio State Parks & Recreation Capital Fac. Rev                                 5.50%  12/1/2015             2,245     2,424
Ohio State Univ. General Receipts Rev                                          5.75%  12/1/2013             1,000     1,116
Ohio State Univ. General Receipts Rev                                          5.75%  12/1/2014             1,000     1,113
Ohio State Univ. General Receipts Rev                                          5.25%  12/1/2015             4,595     4,935
Ohio State Univ. General Receipts Rev.VRDO                                     1.10%  12/6/2002               800       800

----------------------------------------------------------------------------------------------------------------------------
                                                                                                             Face    Market
                                                                                       Maturity            Amount    Value*
 OHIO LONG-TERM TAX-EXEMPT FUND                                               Coupon       Date              (000)     (000)
----------------------------------------------------------------------------------------------------------------------------
Ohio State Univ. General Receipts Rev.VRDO                                     1.19%  12/6/2002           $ 2,700   $ 2,700
Ohio Turnpike Comm. Turnpike Rev                                               5.70%  2/15/2006(1)(Prere.)  1,000     1,120
Ohio Turnpike Comm. Turnpike Rev                                               5.25%  2/15/2013(3)          1,780     1,907
Ohio Turnpike Comm. Turnpike Rev                                               5.50%  2/15/2018             3,150     3,351
Ohio Turnpike Comm. Turnpike Rev                                               5.50%  2/15/2019             2,235     2,363
Ohio Turnpike Comm. Turnpike Rev                                               5.50%  2/15/2020             1,570     1,654
Ohio Turnpike Comm. Turnpike Rev                                               5.50%  2/15/2026             4,000     4,163
Ohio Water Dev. Auth. PCR                                                      5.50%   6/1/2011(1)          2,300     2,547
Ohio Water Dev. Auth. PCR                                                      5.50%  12/1/2014(1)          1,195     1,276
Ohio Water Dev. Auth. PCR                                                     5.125%   6/1/2019(1)          1,900     1,943
Ohio Water Dev. Auth. PCR (Ohio Edison Co.) VRDO                               1.25%  12/2/2002LOC            500       500
Ohio Water Dev. Auth. Rev.-Fresh Water Improvement                            5.375%  12/1/2018             2,100     2,251
Ohio Water Dev. Auth. Rev.-Fresh Water Improvement                            5.375%  12/1/2020             2,170     2,300
Ohio Water Dev. Auth. Rev.-Fresh Water Improvement                            5.375%  12/1/2022             2,735     2,865
Ohio Water Dev. Auth. Rev. (Fresh Water)                                       5.90%   6/1/2005(2)(Prere.)  3,250     3,618
Ohio Water Dev. Auth. Rev. (Fresh Water)                                       5.25%  12/1/2012(4)          2,990     3,236
Ohio Water Dev. Auth. Rev. (Pure Water)                                        7.00%  12/1/2009(2)(ETM)     1,500     1,773
Ohio Water Dev. Auth. Rev. (Pure Water)                                        5.50%  12/1/2011(2)          1,000     1,023
Olentangy OH Local School Dist.GO                                              5.50%  12/1/2015(4)          2,000     2,189
Olentangy OH Local School Dist.GO                                              5.50%  12/1/2016(4)          1,230     1,337
Olmsted Falls OH School Dist.GO                                                6.85% 12/15/2004(3)(Prere.)    565       634
Olmsted Falls OH School Dist.GO                                                5.85% 12/15/2017(3)          2,000     2,168
Parma OH Hosp. Improvement Rev.(Parma Community General Hosp.)                 5.25%  11/1/2013             2,000     2,020
Perrysburg OH Exempted Village School Dist.GO                                  5.75%  12/1/2013(4)          1,385     1,587
Plain OH Local School Dist.GO                                                  5.50%  12/1/2017(3)          1,175     1,271
Revere OH School Dist. GO                                                      6.00%  12/1/2016(2)          3,850     4,059
Reynoldsburg OH School Dist.GO                                                 0.00%  12/1/2009(3)          1,465     1,126
Reynoldsburg OH School Dist.GO                                                 0.00%  12/1/2010(3)          1,465     1,061
Richland County OH GO                                                          6.95%  12/1/2011(2)            450       514
Richland County OH GO                                                          5.40%  12/1/2015(2)          1,120     1,211
Rocky River OH City School Dist.GO                                             5.375% 12/1/2017             2,200     2,403
Springboro OH Community City School Dist.GO                                    5.25%  12/1/2016(2)          1,850     1,963
Summit County OH GO                                                            6.90%   8/1/2003(2)(Prere.)  2,425     2,515
Summit County OH GO                                                            6.25%  12/1/2010(3)(Prere.)  1,420     1,690
Summit County OH GO                                                            6.50%  12/1/2010(3)(Prere.)  2,000     2,415
Summit County OH GO                                                            5.75%  12/1/2015(3)          1,800     2,028
Summit County OH GO                                                            5.75%  12/1/2016(3)          1,910     2,141
Summit County OH GO                                                            5.75%  12/1/2017(3)          2,020     2,257
Summit County OH GO                                                            5.75%  12/1/2018(3)          1,420     1,579
Summit County OH GO                                                            5.50%  12/1/2019(3)          1,000     1,098
Summit County OH GO                                                            5.50%  12/1/2020(3)          1,725     1,885
Summit County OH GO                                                            5.75%  12/1/2020(3)          1,595     1,754
Summit County OH Sanitary Sewer System Improvement GO                          5.50%  12/1/2015(3)          1,015     1,114
Toledo OH (Limited Tax Street Improvement)GO                                   5.35%  12/1/2015(3)          2,525     2,705
Toledo OH Waterworks Rev                                                       5.25% 11/15/2013(3)          2,000     2,161
Tri Valley OH Local School Dist.GO                                             5.50%  12/1/2016(3)          1,255     1,400
Tri Valley OH Local School Dist.GO                                             5.50%  12/1/2019(3)          1,785     1,960
Trumbull County OH Hosp. Rev. (Trumbull Memorial Hosp.)                        6.25% 11/15/2003(3)(Prere.)  2,000     2,093
Univ. of Akron OH General Receipts Rev                                         5.50%   1/1/2019(3)          2,545     2,668
Univ. of Cincinnati OH COP                                                     5.50%   6/1/2014(1)          1,000     1,087
Univ. of Cincinnati OH General Receipts                                        5.75%   6/1/2015(3)          1,000     1,110

22

----------------------------------------------------------------------------------------------------------------------------
                                                                                                             Face    Market
                                                                                       Maturity            Amount    Value*
                                                                              Coupon       Date              (000)     (000)
----------------------------------------------------------------------------------------------------------------------------
Univ. of Cincinnati OH General Receipts                                        5.75%   6/1/2016(3)        $ 1,910   $ 2,110
Univ. of Cincinnati OH General Receipts                                       5.375%   6/1/2017             1,000     1,068
Univ. of Cincinnati OH General Receipts                                        5.75%   6/1/2017(3)          1,285     1,416
Univ. of Cincinnati OH General Receipts                                       5.375%   6/1/2018             2,595     2,753
Univ. of Cincinnati OH General Receipts                                        5.75%   6/1/2018(3)          1,500     1,646
Univ. of Cincinnati OH General Receipts                                        5.75%   6/1/2019(3)          2,500     2,734
Univ. of Cincinnati OH General Receipts                                       5.375%   6/1/2020             2,880     3,025
Univ. of Toledo OH General Receipts                                            5.25%   6/1/2014(3)            975     1,044
Univ. of Toledo OH General Receipts                                            5.25%   6/1/2015(3)          1,025     1,092
Univ. of Toledo OH General Receipts                                            5.25%   6/1/2016(3)          1,080     1,142
Westerville OH City School Dist.GO                                             5.50%  12/1/2015(1)          2,000     2,172
Westerville OH City School Dist.GO                                             5.50%  12/1/2017(1)          1,225     1,316
Woodridge OH School Dist.GO                                                    6.80%  12/1/2014(2)          2,000     2,483
Wooster OH School Dist.GO                                                      0.00%  12/1/2009(4)          2,195     1,687
Wooster OH School Dist.GO                                                      0.00%  12/1/2010(4)          2,265     1,641
Wooster OH School Dist.GO                                                      0.00%  12/1/2011(4)          2,315     1,582
OUTSIDE OHIO:
Puerto Rico Govt. Dev. Bank VRDO                                               1.02%  12/6/2002(1)          5,300     5,300
Puerto Rico Highway & Transp. Auth. Rev. VRDO                                  1.05%  12/6/2002(2)            600       600
Puerto Rico Muni. Finance Agency                                               5.25%   8/1/2019(4) *        3,000     3,155
Puerto Rico Muni. Finance Agency                                               5.25%   8/1/2020(4) *        2,500     2,620
----------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $497,267)                                                                                                    523,660
----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
----------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                  9,500
Liabilities                                                                                                          (6,941)
                                                                                                                ------------
                                                                                                                      2,559
                                                                                                                ------------
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------
Applicable  to  43,347,530  outstanding  $.001  par value  shares of  beneficial
interest (unlimited authorization)                                                                                 $526,219
============================================================================================================================
NET ASSET VALUE PER SHARE                                                                                            $12.14
============================================================================================================================

*See Note A in Notes to Financial Statements.
*Securities purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of November 30, 2002.

For key to abbreviations and other references, see page 24.

================================================================================
AT NOVEMBER 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                Amount       Per
                                                                  (000)    Share
--------------------------------------------------------------------------------
Paid-in Capital--Note E                                       $498,994   $11.51
Undistributed Net Investment Income                                 --       --
Accumulated Net Realized Gains--Note E                             832      .02
Unrealized Appreciation--Note F                                 26,393      .61
--------------------------------------------------------------------------------
NET ASSETS                                                    $526,219   $12.14
================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
TOB--Tender Option Bond.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.

--------------------------------------------------------------------------------
                                    Ohio Tax-Exempt               Ohio Long-Term
                                  Money Market Fund              Tax-Exempt Fund
                                 -----------------------------------------------
                                          Year Ended November 30, 2002
                                 -----------------------------------------------
                                               (000)                       (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Interest                                   $10,137                    $ 24,678
--------------------------------------------------------------------------------
  Total Income                               10,137                      24,678
--------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
  Investment Advisory Services                   77                          62
  Management and Administrative                 874                         564
  Marketing and Distribution                    127                          73
 Custodian Fees                                   2                           6
 Auditing Fees                                    8                          11
 Shareholders' Reports and Proxies                6                           7
 Trustees' Fees and Expenses                      1                           1
--------------------------------------------------------------------------------
  Total Expenses                              1,095                         724
  Expenses Paid Indirectly--Note C               --                         (25)
--------------------------------------------------------------------------------
  Net Expenses                                1,095                         699
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                         9,042                      23,979
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                      (4)                      2,418
 Futures Contracts                               --                      (1,017)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                         (4)                      1,401
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                           --                       7,325
 Futures Contracts                               --                          37
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) --                       7,362
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                  $ 9,038                     $32,742
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.
--------------------------------------------------------------------------------
                                     Ohio Tax-Exempt              Ohio Long-Term
                                   Money Market Fund             Tax-Exempt Fund
                                  --------------------        ------------------
                                               Year Ended November 30,
                                  ----------------------------------------------
                                          2002       2001       2002        2001
                                         (000)      (000)      (000)       (000)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                $ 9,042   $ 15,183   $ 23,979    $ 21,932
 Realized Net Gain (Loss)                  (4)       (23)     1,401       2,446
 Change in Unrealized
  Appreciation (Depreciation)              --         --      7,362      12,742
---------------------------------- ---------------------------------------------
  Net Increase (Decrease) in Net Asse ts
   Resulting from Operations            9,038     15,160     32,742      37,120
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                 (9,042)   (15,183)   (23,979)    (21,932)
 Realized Capital Gain*                 --           --      (1,483)         --
---------------------------------- ---------------------------------------------
  Total Distributions                  (9,042)   (15,183)   (25,462)    (21,932)
---------------------------------- ---------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                               551,769    571,954    139,735     118,005
 Issued in Lieu of Cash Distributions   8,382     13,491     18,180      15,716
 Redeemed                            (467,715)  (439,178)  (123,082)   ( 64,348)
--------------------------------------------------------------------------------
  Net Increase (Decrease)from
   Capital Share Transactions          92,436    146,267     34,833      69,373
--------------------------------------------------------------------------------
Total Increase (Decrease)              92,432    146,244     42,113      84,561
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                  619,144    472,900    484,106     399,545
--------------------------------------------------------------------------------
 End of Period                       $711,576   $619,144   $526,219    $484,106
================================================================================
1Shares Issued (Redeemed)
 Issued                               551,769    571,954     11,564       9,907
 Issued in Lieu of Cash Distributions   8,382     13,491      1,506       1,318
 Redeemed                           (467,715)   (439,178)   (10,196)     (5,393)
--------------------------------------------------------------------------------
   Net Increase (Decrease)
    in Shares Outstanding              92,436    146,267      2,874       5,832
================================================================================
*Includes fiscal 2002 short-term gain distributions of $246,000. Short-term gain distributions are treated as ordinary income for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

OHIO TAX-EXEMPT MONEY MARKET FUND

----------------------------------------------------------------------------------------
                                                             Year Ended November 30,
                                                ----------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD   2002    2001    2000    1999     1998
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $1.00   $1.00   $1.00   $1.00    $1.00
----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .014    .030    .039    .030     .033
 Net Realized and Unrealized Gain
 (Loss) on Investments                             --      --      --      --       --
----------------------------------------------------------------------------------------
  Total from Investment Operations               .014    .030    .039    .030     .033
----------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.014)  (.030)  (.039)  (.030)   (.033)
 Distributions from Realized Capital Gains         --      --      --      --       --
------------------------------------------- --------------------------------------------
  Total Distributions                           (.014)  (.030)  (.039)  (.030)   (.033)
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $1.00   $1.00   $1.00   $1.00    $1.00
===========================================================================================
TOTAL RETURN                                    1.41%   3.02%   3.95%   3.04%    3.37%
============================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)             $712    $619    $473    $445     $345
 Ratio of Total Expenses to Average Net Assets  0.17%   0.18%   0.16%   0.18%    0.20%
 Ratio of Net Investment Income to
 Average Net Assets                             1.40%   2.90%   3.88%   3.00%    3.30%
==========================================================================================

OHIO LONG-TERM TAX-EXEMPT FUND

----------------------------------------------------------------------------------------
                                                             Year Ended November 30,
                                                ----------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD   2002    2001    2000    1999     1998
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $11.96  $11.53   11.17  $12.02   $11.72
----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .564    .576    .593    .582     .592
 Net Realized and Unrealized Gain
  (Loss) on Investments                          .217    .430    .360   (.827)    .300
----------------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS              .781   1.006    .953   (.245)    .892
----------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.564)  (.576)  (.593)  (.582)   (.592)
 Distributions from Realized Capital Gains     (.037)      --      --   (.023)      --
----------------------------------------------------------------------------------------
  Total Distributions                           (.601)  (.576)  (.593)  (.605)   (.592)
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $12.14  $11.96  $11.53  $11.17   $12.02
========================================================================================
TOTAL RETURN                                    6.68%   8.86%   8.79%  -2.13%    7.78%
========================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)            $526    $484    $400    $379     $324
 Ratio of Total Expenses to Average Net Assets  0.14%   0.17%   0.19%   0.19%    0.20%
 Ratio of Net Investment Income to
  Average Net Assets                            4.67%   4.84%   5.27%   5.00%    4.98%
 Portfolio Turnover Rate                          14%     19%     16%      8%       8%
========================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Ohio Tax-Exempt Funds comprise the Ohio Tax-Exempt Money Market and Ohio Long-Term Tax-Exempt Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2002, the funds had contributed capital to Vanguard (included in Other Assets) of:

---------------------------------------------------------------------------------------------

                              Capital Contribution        Percentage            Percentage of
                                       to Vanguard           of Fund               Vanguard's
Ohio Tax-Exempt Fund                         (000)        Net Assets           Capitalization
---------------------------------------------------------------------------------------------
Money Market                                  $130              0.02%                    0.13%
Long-Term                                      103              0.02                     0.10
---------------------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment adviser may direct new-issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 2002, these arrangements reduced the Long-Term Tax-Exempt Fund's management and administrative expenses by $20,000 and custodian fees by $5,000.

D. During the year ended  November  30,  2002,  the  Long-Term  Tax-Exempt  Fund
purchased   $77,975,000  of  investment   securities  and  sold  $62,536,000  of
investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. At November 30, 2002, the Long-Term Tax-Exempt Fund had capital gains of $1,401,000 available for distribution, which includes $67,000 of short-term gains. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
     The Long-Term Tax-Exempt Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $274,000 from accumulated net realized gains to paid-in capital.
     The Long-Term Tax-Exempt Fund had realized losses totaling $569,000 through November 30, 2002, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F).

F. At November 30, 2002, net unrealized appreciation of Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $25,824,000, consisting of unrealized gains of $25,913,000 on securities that had risen in value since their purchase and $89,000 in unrealized losses on securities that had fallen in value since their purchase (see Note E).

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Ohio Tax-Exempt Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Ohio Tax-Exempt Money Market Fund and Ohio Long-Term Tax-Exempt Fund (constituting Vanguard Ohio Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 8, 2003

================================================================================
SPECIAL 2002 TAX INFORMATION
  (unaudited) for Vanguard Ohio Tax-Exempt Funds

This information for the fiscal year ended November 30, 2002, is included pursuant to provisions of the Internal Revenue Code.
     The Ohio Long-Term Tax-Exempt Fund distributed $1,502,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.
Each fund designates 100% of its income dividends as exempt-interest dividends.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.
     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

NAME                     POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)          (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE    OVERSEEN BY TRUSTEE/OFFICER)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*         Chairman of the Board,              Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)                   Chief Executive Officer,            of The Vanguard Group, Inc., and of each of the investment companies
May 1987                 and Trustee                         served by The Vanguard Group.
                         (112)
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
CHARLES D. ELLIS         Trustee                             The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                   (112)                               to Greenwich Associates (international business strategy consulting);
January 2001                                                 Successor Trustee of Yale University; Overseer of the Stern School of
                                                             Business at New York University; Trustee of the Whitehead Institute
                                                             for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA           Trustee                             Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                   (90)                                Chairman (January-September 1999), and Vice President (prior to
                                                             December 2001 September 1999) of Rohm and Haas Co.(chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                             (communications components); Board Member of the American Chemistry
                                                             Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN   Trustee                             Vice President, Chief Information Officer, and Member of the Executive
(1950)                   (112)                               Committee of Johnson & Johnson (pharmaceuticals/consumer products);
                                                             July 1998 Director of the Medical Center at Princeton and Women's
                                                             Research and Education Institute.

------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL        Trustee                             Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                   (110)                               Director of Vanguard Investment Series plc (Irish investment fund)
                                                             (since May 1977 November 2001), Vanguard Group (Ireland) Limited (Irish
                                                             investment management firm) (since November 2001), Prudential Insurance
                                                             Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                                             (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, Jr.    Trustee                             Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                   (112)                               Industries, Inc. (forklift trucks/housewares/lignite); Director of
                                                             Goodrich January 1993 Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON       Trustee                             Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                   (112)                               (chemicals); Director of Cummins Inc. (diesel engines), The Mead
                                                             April 1985 Corp. (paper products), and AmerisourceBergen Corp.
                                                             (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

------------------------------------------------------------------------------------------------------------------------------------
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS       PRINCIPAL OCCUPATION(S)
TRUSTEE/OFFICER  SINCE     OVERSEEN BY TRUSTEE/OFFICER)    DURING THE PAST FIVE YEARS

EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (112)                           (since September 1997); Secretary of The Vanguard Group and of
                                                           June 2001 each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).


THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (112)                           investment companies served by The Vanguard Group.
July 1998

------------------------------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.    F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.      Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.          Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.           George U. Sauter, Quantitative Equity Group.

--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Vanguard, The Vanguard Group, Vanguard.com, PlainTalk, Consolidated View, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

[graphic]
                                                           THE VANGUARD GROUP(R)
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                                                     Valley Forge, PA 19482-2600

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